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                                                                    EXHIBIT 10.8

STANDARD COMMERCIAL NET                                  MOHAWK INDUSTRIES, INC.
LEASE AGREEMENT 79                                       1910 Park 100 Drive
                                                         Glen Burnie, MD 21061
                                                         187,200 Square Feet

                                LEASE AGREEMENT

THIS LEASE AGREEMENT, made and entered into by and between Opus East, L.L.C., a Delaware limited liability company hereinafter referred to as "Landlord" and Mohawk Industries, Inc. (a Delaware corporation) hereinafter referred to as "Tenant";

                              W I T N E S S E T H :

      1. Premises and Term. In consideration of the obligation of Tenant to pay rent herein provided, and in consideration of the other terms, provisions and convenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord certain premises situated within the County of Anne Arundel, State of Maryland, more particularly described on Exhibit "A" attached hereto and incorporated herein by reference, together with all rights, privileges, easements, appurtenances and immunities belonging to or in any way pertaining to the premises and together with the buildings and other improvements situated or to be upon said premises said real property, buildings and improvements being hereinafter referred to as the "premises").

      TO HAVE AND TO HOLD the same for a term commencing on the "commencement date", as hereinafter defined, and ending 120 months thereafter, provided, however, that, in the event the "commencement date" is a date other than the first day of a calendar month said term shall extend for said number of months in addition to the remainder of the calendar month following the "commencement date." (see Addendum Paragraph 1)

      A. The "commencement date" shall be May 1, 1997. Tenant acknowledges that it has inspected and accepts the premises, and specifically the buildings and improvements comprising the same, in their present condition as suitable for the purpose to which the premises are leased. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the premises, nor promises to alter, remodel or improve the premises have been made by Landlord, unless such are expressly set forth in this lease. If this lease is executed before the premises become vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of the premises holds over, and Landlord cannot acquire possession of the premises prior to said "commencement date," Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed the "commencement date"; and Landlord hereby waives payment of rent covering any period prior to the tendering of possession to Tenant hereunder. After the commencement date Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the premises.

      B. In the event this lease pertains to a building to be constructed, the provisions of this subparagraph B shall apply in lieu of the provisions of subparagraph A above and the "commencement date" shall be the date upon which the buildings and other improvements erected and to be erected upon the premises shall have been substantially completed in accordance with the plans and specifications described on Exhibit "B" attached hereto and incorporated herein by reference. Landlord shall notify Tenant in writing as soon as Landlord deems said buildings and other improvements to be completed and ready for occupancy as aforesaid. In the event that said buildings and other improvements have not in fact been substantially completed as aforesaid, Tenant shall notify Landlord in writing of its objections. Landlord shall have a reasonable time after delivery of such notice in which to take such corrective action as may be necessary, and shall notify Tenant in writing as soon as it deems such corrective action has been completed so that said buildings and other improvements are completed and ready for occupancy. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements have been competed in accordance with the plans and specifications and that the premises are in good and satisfactory condition, as of when possession was so taken. Tenant acknowledges that no representations as to the repair of the premises have been made by Landlord, unless such are expressly set forth in this lease. After such "commencement date" Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the premises. In the event of any dispute as to substantial completion or work performed or required to be performed by Landlord, the certificate of Landlord's architect or general contractor shall be conclusive.

      2. Base Rent and Security Deposits

      A. Tenant agrees to pay to Landlord rent for the premises in advance, without demand, deduction or set off, for months one (1) through forty-eight
(48) of the [ILLEGIBLE] hereof at the rate of Sixty-Four Thousand Seven Hundred Forty and No/100 Dollars ($64,740.00) per month (See Addendum Paragraph 2). One such monthly installment shall be due and payable on the date hereof and a like monthly installment shall be due and payable, without demand, on or before the first day of each calendar month succeeding the "commencement date" during the hereby demised term, except that the rental payment for any fractional calendar month at the commencement of the lease term shall be prorated.

      B. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Sixty-Four Thousand Seven Hundred Forty and No/100 Dollars ($64,740.00), which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default, and Tenant shall pay to Landlord, on demand, the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this lease that all of the Tenant's obligations under this lease have been fulfilled.

      3. Use. The premises shall be used only for the purpose of receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant, and for such other lawful purposes as may be incidental thereto. Outside storage is prohibited without Landlord's prior written consent. Tenant shall, as its own cost and expense, obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the condition, occupancy and use of the premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas noise or vibrations to emanate from the premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which the premises are situated or unreasonably interfere with their use of their respective premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits.

      4. Taxes

      A. Tenant agrees to pay before they become delinquent all taxes assessments, and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as the "taxes") lawfully levied or assessed against the building and the grounds, parking areas, driveways and alleys around the building. Tenant shall furnish to Landlord, not later than twenty (20) days before the date any such taxes become delinquent, official receipts of the appropriate taxing authority or other evidence satisfactory to Landlord evidencing payment thereof. If Tenant should fail to pay any taxes, assessments, or governmental charges required to be paid by Tenant hereunder, in addition to any other remedies provided herein, Landlord may, if it so elects, pay such taxes, assessments, and governmental charges. Any sums so paid by Landlord shall be deemed to be so much additional rental owing by Tenant to Landlord and due and payable, on demand, by Landlord. together with interest thereon, as the rate of ten per cent (10%) per annum from date paid by Landlord to data of repayment by Tenant.

      B. In the event the premises constitute a portion of a multiple occupancy building, In lieu of Tenant paying the "taxes" as above provided, Landlord agrees to pay, before they become delinquent, all "taxes" lawfully levied or assessed against such building and the grounds, parking areas, driveways and alleys around the building, and Tenant agrees to pay to Landlord, an additional rental, upon demand, the amount of Tenant's "proportionate share" of all such "taxes" paid by Landlord. Tenant's "proportionate share", as used in this lease, shall mean a fraction, the numerator of which is the space contained in the premises and the denominator of which is the entire space contained in the building.

      C. If, at any time during the term of this lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for the purposes hereof.

      D. Tenant may, alone or along with any other tenants of said building, at its or their sole cost and expense, in its or their own name(s) and/or in the name of Landlord, dispute and contest any "taxes" by appropriate proceedings diligently conducted in good faith, but only after Tenant and all other tenants, if any, joining with Tenant in such contest, have deposited with Landlord the amount so contested and unpaid, or their proportionate shares thereof, as the case may be, which shall be held by Landlord without obligation for interest until the termination of the proceedings, as which time the amount(s) deposited shall be applied by Landlord toward the payments of the items held valid
(plus any court costs, interest, penalties, and other liabilities associated with the proceedings), and Tenants share of any excess shall be returned to Tenant. Tenant further agrees to pay to Landlord, upon demand, Tenant's share (as among all tenants who participated in the contest) of all court costs, interest penalties, and other liabilities relating to such proceedings. Tenant hereby indemnifies and agrees to hold harmless the Landlord from and against any cost, damage, or expense (including attorneys' fees) in connection with any such proceedings.

      E. Any payment to be made pursuant to this Paragraph 4, with respect to the real estate tax year in which this lease commences or terminates shall be prorated.

      5. Repairs and Maintenance

      A. Except as expressly set forth in Section 5.F below, Tenant shall, at its own cost and expense, keep and maintain all parts of the premises in good condition, promptly making all necessary repairs and replacements, interior and exterior, structural and non-structural, ordinary and extraordinary, including but not limited to, windows, glass and plate glass, doors and any special office entry, walls and finish work, floors and floor covering, roof, foundation, down-
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spouts, gutters, heating and air conditioning systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, regular mowing of any grass, trimming, weed removal and general landscape maintenance, including rail spur areas, keeping the parking areas, driveways, alleys and the whole of the premises in a clean and sanitary condition, and maintaining any spur track serving the premises (Tenant agrees to sign a joint maintenance agreement with the railroad company servicing the premises, if requested by the railroad company). Tenant shall at its own cost and expense repaint exterior overhead doors, canopies, entries, handrails, gutters, and other exposed parts of the building which reasonably require periodic repainting to prevent deterioration or to maintain aesthetic standards.

      B. The cost of maintenance and repair of any common party wall (any wall, divider, partition or any other structure separating the premises from any adjacent premises occupied by other tenants) shall be shared equally by Tenant and the tenant occupying adjacent premises. Tenant shall not damage any party wall or disturb the integrity and support provided by any party wall and shall, as its sole cost and expense, promptly repair any damage or injury to any party wall caused by Tenant or its employees, agents or invitees.

      C. In the event the premises constitute a portion of a multiple occupancy building, Tenant and its employees, customers and licensees shall have the exclusive right to use the parking areas, if any, as may be designated by Landlord in writing, subject to such reasonable rules and regulations as Landlord may from time to time prescribe, Further, in multiple occupancy buildings, Landlord reserves the right to perform the roof, paving, and landscape maintenance, exterior painting and common sewage line plumbing which are otherwise Tenant's obligations under subparagraph A above, and Tenant shall, in lieu of the obligations set forth under subparagraph A above with respect to such items, be liable for its proportionate share (as defined in subparagraph 4(B) above) of the cost and expense of the care for the grounds around the building, including but not limited so, the mowing of grass, care of shrubs, general landscaping, maintenance of parking areas, driveways and alleys, roof maintenance, exterior repainting and common sewage line plumbing; provided, however, that Landlord shall have the right to require Tenant so pay such other reasonable proportion of said mowing, shrub care and general landscaping costs as may be determined by Landlord in its sole discretion; and further provided that if Tenant or any other particular tenant of the building can be clearly identified as being responsible for obstruction or stoppage of the common sanitary sewage lien then Tenant, if Tenant is responsible, or such other responsible tenant, shall pay the entire cost thereof, upon demand, as additional rent. Tenant shall pay when due its share, determined as aforesaid, of such costs and expenses along with the other tenants of the building to Landlord upon demand, as additional rent, for the amount of its share as aforesaid of such costs and expenses in the events Landlord elects to perform or cause to be performed such work. (See Addendum Paragraph 3)

      D. In the event the premises constitute a portion of a multiple occupancy building, Landlord shall be responsible for coordinating any repairs and other maintenance of any rail tracks serving or to serve the building, and if Tenant uses such rail tracks, Tenant shall reimburse Landlord from time to time upon demand, as additional rent, for a share of the costs of such repairs and maintenance and any other sums specified in any agreement to which Landlord is a party respecting such tracks, such share so be a fraction the numerator of which is the space contained in the premises, and the denominator of which is the entire space occupied by rail users in the building.

      E. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all heating and air conditioning systems and equipment within the premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) within thirty (30) days of the date Tenant takes possession of the premises. (See Addendum Paragraph 4)

      6. Alteration. Tenant shall not make any alterations, additions or improvements to the premises without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but as its own cost and expense and in a good workmanlike manner make such minor alterations, additions or improvements or erect, remove or alter such partitions, or erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this lease and Tenant shall unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the premises so their original condition by the date of termination of this lease; provided, however, that if Landlord so elects prior to termination of this lease, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this lease and shall be delivered up to the Landlord with the premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this lease if Tenant so elects, and shall be removed if required by Landlord; upon any such removal Tenant shall restore the premises to their original condition. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the premises.

      7. Signs. Tenant shall have the right to install signs upon the premises only when first approved in writing by Landlord and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs by the termination of this lease. Such installations and removals shall be made is such manner as to avoid injury or defacement of the building and other improvements, and Tenant shall repair any injury or defacement including without limitation discoloration, caused by such installation or removal.

      8. Inspection. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours for the purpose of showing the premises, and shall have the right to erect on the premises a suitable sign indicating that the premises are available. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the premises and shall arrange to meet with Landlord for joint inspection of the premises as the time of vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

      9. Utilities. Landlord agrees to provide, as its cost, water, electricity and telephone service connections to the premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the premises, together with any taxes, penalties, surcharges or the like pertaining thereto, and maintenance charges for utilities, and shall furnish all electric light bulbs and fixtures. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion, as determined by Landlord, of all charges jointly metered with other premises. Landlord shall in no event be liable for any interruption or failure of utility services on the premises.

      10. Assignment and Subletting. Tenant shall not have the right to assign this lease or to sublet the whole or any part of the premises without the prior written consent of Landlord. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under the terms, provisions and covenants of this lease. Upon the occurrence of an "event of default" as hereinafter defined, if the premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

      11. Insurance, Fire end Casualty Damages.

      A. Landlord agrees to maintain insurance covering the building of which the premises are a part in an amount not less than eighty percent (80%) (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief, extended by Special Extended Coverage Endorsement to insure against all other Risks of Direct Physical Loss, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State in which the premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 11B and 11D below, such insurance shall be for the sole benefit of Landlord and under its sole control. Tenant agrees to pay, to Landlord, as additional rental, Landlord's cost of maintaining such insurance on said building (or, in the event the premises constitute a portion of a multiple occupancy building, Tenant's full proportionate share (as defined in subparagraph 4(B) above) of such cost. Said payments shall be made to Landlord within ten (10) days after presentation to Tenant of Landlord's statement setting forth the amount due. Any payments to be made pursuant to this subparagraph A, with respect to the year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full year as that part of such year covered by the term of this lease bears to a full year.

      B. If the buildings situated upon the premises should be damaged or destroyed by any peril covered by the insurance to be provided by Landlord under subparagraph 11A above, Tenant shall give immediate notice thereof to Landlord and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence so rebuild and repair such buildings to substantially the condition in which they a existed prior to such damage or destruction, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the premises by Tenant and except that Tenant shall pay to Landlord, upon demand, any applicable deductible amount specified under Landlord's insurance. The rent payable hereunder shall in no event abate by reason of any damage or destruction. (See Addendum Paragraph 5)

      C. If the buildings situated upon the premises should he damaged or destroyed by a casualty other than a peril covered by the insurance to be provided by Landlord under subparagraph 11A. above, or if any other improvements situated on the premises should be in any manner damaged or destroyed, Tenant shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings and/or other improvements to substantially the condition in which they existed prior to such damage or destruction, subject to Landlord's approval of the plans and specifications for such rebuilding and repairing, which approval shall not be unreasonably withheld.

      D. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

      E. Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or any claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

      12. Liabilities. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the premises, or caused by the buildings and improvements located on the premises becoming out of repair, or caused by leakage of gas, oil, water or steam, or by electricity emanating from the premises, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, the Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation attorneys' fees and damages, both real and alleged, arising out of any such damages or injury; except injury to persons or damage to property the sole cause of which is the negligence of Landlord. Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands, or actions arising out of or in connection with:
(i) the premises; (ii) the condition of the premises; (iii) Tenant's operations in and maintenance and use of the premises; and (iv) Tenant's liability assumed under this lease, the limits of such policy or policies to be in the amount of not less than $2,000,000 per occurrence for bodily injury and property damage (See Addendum Paragraph 6). All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to the Landlord. Such policies shall further provide that not less than thirty (30) days' written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby.

      13. Condemnation.

      A. If the whole or any substantial part of the premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the premises for the purpose for which they are then being used, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective when the physical taking of said premises shall occur.

      B. If part of the premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this lease is not terminated as provided in the subparagraph above, this Lease shall not terminate, but the rent payable hereunder during the unexpired portion of the lease shall be reduced to such extent as may be fair and reasonable under all the circumstances.

      C. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings.

      14. Holding Over. Tenant will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord. In the event of any holding over by Tenant or any of its successors in interest after the expiration or termination of this lease, unless the parties hereto otherwise agree to writing, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than five (5) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the time of any hold over, an amount equal to one and one half (1 1/2) the rent in effect on the termination date, computed on a daily basis for each day of the holdover period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided.

      15. Quiet Enjoyment. Landlord covenants that it now has, or will acquire before Tenant takes possession of the premises, good title to the premises, free and clear of all liens and encumbrances excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances, and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions, and other conditions of the record. In the event this lease is a sublease, then Tenant agrees to take the premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold, and enjoy the premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

      16. Events of Default. The following events shall be deemed to be events of default by Tenant under this lease:

            (a) Tenant shall fall to pay any installment of the rent hereby reserved when due, or any payment with respect to taxes hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

            (b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

            (c) Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceeding filed against Tenant thereunder.

            (d) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

            (e) Tenant shall desert or vacate any substantial portion of the premises.

            (f) Tenant shall fail to comply with any term, provision, or covenant of this lease (other than the foregoing in this Paragraph 16), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

      17. Remedies, Upon the occurrence of any of such events of default described in Paragraph 16 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

            (a) Terminate this lease, in which event Tenant shall immediately surrender the premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any thereof, by force if necessary, without being liable for prosecution or any claim or damages therefor; and Tenant agrees to pay to Landlord on demand the amount of any loss and damage which Landlord may suffer by reason of such termination (See addendum Paragraph 7), whether through inability to relet the premises on satisfactory terms or otherwise.

            (b) Enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claims for damages therefor, and Tenant agrees to pay to the Landlord on demand any deficiency that may arise by reason of such reletting. In the event Landlord is successful in reletting the premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this Agreement, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waive any claim to such excess rental.

            (c) Enter upon the premises, by force if necessary, without being liable for prosecution or any claim for damages therefor, whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord, on demand, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of the Landlord or otherwise. Notwithstanding the foregoing, in the event of an emergency, Landlord shall have the right to perform for Tenant's account prior to the expiration of any cure period.

            In the event Tenant fails to pay any installment of rent hereunder as and when such installment is due, to help defray the additional cost to Landlord for processing late payments Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of and the failure to pay such amount within ten (10) days after demand therefor shall be an event of default hereunder. The provision for such late charges shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

      Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the term hereby granted shall be decried a termination of this lease or an acceptance of the surrender of the premises, and no agreement to terminate this lease or to accept a surrender of said premises shall be valid unless in writing signed by Landlord. No waiver by Landlord or any violation or breach of any of the terms, provisions covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of said lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorneys' fees so incurred.

      18. Landlord's Lien. In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant, situated on the premises, and such property shall not be removed therefrom without the consent of Landlord until all arranges in rent as well as any and other sums of money then due to the hereunder shall first have been paid and discharged. In the event of default under this lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Paragraph 18 at public or private sale upon five (5) days notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any stationary lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

      19. Mortgages. Tenant accepts this lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the premises or the improvements situated thereon; provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this lease shall be deemed superior to such lien, whether this lease was executed before or after said notice or deed of trust. Tenant shall at any time hereafter, on demand, execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease to the lien of any such mortgage.

      20. Landlord's Default. In the event Landlord should become in default in any payments due on any such mortgage described in Paragraph 19 hereof, Tenant is authorized and empowered, after giving Landlord five (5) days prior written notice of such default and Landlord's failure to cure such default, to pay any such items for and on behalf of Landlord, and use amount of any item so paid by Tenant for or on behalf of Landlord, together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant; provided, however that Tenant shall not be authorized and empowered to make any payment under the terms of this Paragraph 20, unless the item paid shall be superior to Tenant's interest hereunder. In the event Tenant pays any mortgage debt in full, in accordance with this paragraph, it shall, at its election, be entitled to the mortgage security by assignment or subrogation.

      21. Mechanic's Liens. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance, of any kind or nature whatsoever upon, or in any maneuver to bind, the interest of Landlord in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the tight, title and interest of thus Landlord in the premises or under the terms of this lease.

      22. Notices. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

            (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address herein below set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

            (b) All payment required to be made by Landlord to Tenant hereunder shall be payable to Landlord at the address herein below set forth, or at such other address within the continental United States as Tenant may specify from time so time by written notice delivered in accordance herewith.

            (c) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered when actually received when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, hand delivery or overnight mail, addressed to the parties hereto at the respective addresses set out below, or as such other address as they have theretofore specified by written notice delivered in accordance herewith.

     Landlord:                                  Tenant:

Opus East, L.L.C.                          Mohawk Industries, Inc.
6707 Democracy Boulevard, Suite 510        1910 Park 100 Drive
Bethesda, Maryland 20817                   Glen Burnie, Maryland 21061
Attn:  Geoffrey R. Lilja, Director         Attn: Larrry Morris, Vice President
       of Leasing

(See Addendum Paragraph 8)

      If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual as some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

      23. Miscellaneous.

      A. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the contest otherwise requires.

      B. The terms, provisions, covenants, and conditions contained in this lease shall apply to, insure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns except as otherwise herein expressly provided. Each party agrees to furnish the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this lease.

      C. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way affect the interpretation of this lease.

      D. Tenant agrees from time so time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this lease is in full force and effect, the date to which rent has been paid, the unexpired term of this lease and such other matters pertaining so this lease as may be reasonably requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this lease.

      E. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

      F. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and repair. Tenant shall also, prior to vacating the premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums one year in which the lease expires or terminates. All such amounts shall be used and held by Landlord for payments of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned so Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Paragraph 23(F).

      G. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties of this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

      H. Because the premises are on the open market and are presently being shown, this lease shall be treated as an offer with the premises being subject to prior lease and offer subject to withdrawal or non-acceptance by Landlord or to other use of the premises without notice, and this lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

      I. All references in this lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this lease.

      24. Additional Provisions.

      EXECUTED BY LANDLORD, this 14th day of March, 1997.

                                          LANDLORD:


Attest/Witness                            OPUS EAST, L.L.C.
                                          -----------------------------------
/s/ [ILLEGIBLE]                           By: /s/ [ILLEGIBLE]
-----------------------------------       -----------------------------------
Title: Vice President                     Title: President
-----------------------------------       -----------------------------------

     EXECUTED BY TENANT, this 10th day of March, 1997.

                                          TENANT


Attest/Witness: Theal E. Mackey, Jr.      MOHAWK INDUSTRIES, INC.
-----------------------------------       -----------------------------------
/s/ Theal E. Mackey, Jr.                  By: /s/ [ILLEGIBLE]
-----------------------------------       -----------------------------------
Title: Controller                         Title: Exec. V.P.
-----------------------------------       -----------------------------------

                                ADDENDUM TO LEASE

                                 BY AND BETWEEN

                                OPUS EAST, L.L.C.

                                       AND

                             MOHAWK INDUSTRIES, INC.

The printed part of the Lease Agreement is hereby modified and supplemented as follows. Wherever there is any conflict between this Addendum and the printed part of the Lease Agreement, the provisions of this Addendum are paramount and the Lease Agreement shall be construed accordingly.

1. Insert the following language at the end of Section 1, as indicated:

      "Termination. Tenant shall have the right to terminate this Lease effective 12:01 a.m. local time on the first day of the eighty-fifth (85th) full month of the Lease Term by providing Landlord with two hundred seventy (270) days prior written notice. Upon such termination, each party shall be relieved of its obligations to the other party hereunder, except with respect to indemnifications by each party relating to events occurring during the Lease term. It is understood that in the event of default, termination of the Lease will not release Tenant from any obligation under the Lease. Upon such termination, each party shall be relieved of its obligation to the other party hereunder, except with respect to indemnification by each party relating to events occurring during the Lease term, and any other matters which either expressly or by their very nature survive termination."

2. Insert the following language where indicated in Section 2.A:

      ";and, for months forty-nine (49) through eighty-four (84) of the term hereof at the rate of Sixty-Seven Thousand Eight Hundred Sixty and No/100 Dollars ($67,860.00) per month; and, for months eighty-five (85) through one hundred twenty (120) of the term hereof at the rate of Seventy-Four Thousand One Hundred and No/100 Dollars ($74,100.00) per month."

3. Insert the following language at the end of Section 5.C., as indicated:

      "During the term, Tenant will pay as additional rent to Landlord Tenant's proportionate share of common area expenses. The term "common area" shall mean those areas and facilities which may be furnished from time to time by the Landlord at or near the premises for the nonexclusive use of Landlord's tenants, their officers, employees, invitees and customers. The term "common area expense" shall include but not be limited to the total cost and expenses incurred by the Landlord, including property management fees not to exceed 3% of gross receipts from Tenant, landscaping maintenance, trash removal, exterior painting, utility casts, snow removal, policing of the premises, Anne Arundel County Fire Protection charge, and other costs of maintaining, repairing, lighting and cleaning the common areas or any off-site easement areas to the extent of any charges incurred by Landlord. Tenant agrees to pay its proportionate share of the common area expenses within ten (10) days after written request therefore by Landlord and Tenant further agrees that, in lieu thereof, that upon prior request of the Landlord, Tenant will pay the same in equal monthly installments as estimated in bills for each lease year with appropriate adjustments being made at the end of each lease year. The Tenant's proportionate share of common area expenses shall be one hundred percent (100%) of the project.

      Tenant acknowledges that the Premises are part of a larger development, and that certain dues or assessments may be levied in connection with maintenance and repair of signage serving the occupants of the development, as the same may be erected from time to time. In the event any such signage is erected and Tenant is included thereon, tenant shall be responsible for its prorata share of costs related to the maintenance and repair of the signage"

4. Insert the following language as Section 5F, as indicated:

      "5.F. Landlord shall at its expense maintain only the roof, foundation and the structural soundness of the exterior walls of the building in good repair, reasonable wear and tear excepted. Tenant shall repair, and pay for any damage caused by the negligence of Tenant, or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entrys. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this lease shall be limited to the cost of such repairs or maintenance or the curing of such defect."

5. Insert the following language at the end of Section 11B of the Lease as indicated:

      "If during the last two (2) years of the Lease term the premises or a substantial portion of the building in which the premises are located are rendered substantially or wholly untenantable as a result of fire, the elements, unavoidable accident or other casualty, Landlord shall have the option either to restore the premises to their condition immediately prior to the casualty or to terminate this Lease. In the event Landlord elects to terminate this Lease, such option shall be exercised by Landlord by written notice to Tenant within ninety
(90) days after the fire, accident or casualty. In the event of such termination, the rent reserved hereunder shall be adjusted as of the date of the fire, accident or casualty."

6. Insert the following language where indicated in Section 12:

      "Additionally, Tenant shall at its expense procure and maintain throughout the Term the following insurance policies: (1) insurance covering the full value of Tenant's property and improvements, and other property (including property of others), in the Premises; (2) workman's compensation insurance, containing a waiver of subrogation endorsement reasonably acceptable to Landlord, and (3) business interruption insurance. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy.

      In addition, Tenant shall procure such other insurance and in such amounts as may from time to time be reasonably required by Landlord, against other insurable hazards which at the time are commonly insured against in the case of premises and/or buildings or improvements similar in construction, design, general location, use and occupancy to those on or appurtenant to the Premises.

      The insurance set forth in Paragraphs 11 and 12 shall be maintained by Tenant at not less than the limits set forth herein until reasonably required to be changed from time to time by Landlord, in writing, whereupon Tenant covenants to obtain and maintain thereafter such protection in the amount or amounts so required by Landlord."

7. Insert the following language where indicated in Section 17 of the Lease:

      "which may include all rental and other payments owed to Landlord hereunder accrued to the date of termination plus an amount equal to the present value of the total rental and other payments owed hereunder for the remainder of the lease term."

8. Insert the following additional notice addresses in Section 22 as indicated:

      "Additional notice addresses are as follows:

      if to Landlord:

            OPUS U.S. Corporation
            700 Opus Center
            9900 Bren Road
            Minnetonka, MN 55343
            Attn: Dan F. Nicol, Esquire
      if to Tenant:

            Mohawk Industries, Inc.
            2001 Antioch Road
            Dalton, Georgia 30720
            Attn: Jack Sharpe"

9. Insert the following language as Section 25 of the Lease:

      "WAIVER OF TRIAL BY JURY. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other with regard to any matter whatsoever arising out of, or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the Leased Premise, and/or any claim of injury or damage."

10. Insert the following language as Section 26 of the Lease:

      "HAZARDOUS WASTE. The term "Hazardous Substances", as used in this lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment. Tenant hereby agrees that (i) no activity will be conducted on the Premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Tenant's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Landlord; Tenant shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Landlord; Tenant shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency, (iii) no portion of the Premises will be used as a landfill or a dump; (iv) Tenant will not install any underground tanks of any type; (v) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute public or private nuisance; (vi) Tenant will not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Materials described below, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. Landlord or Landlord's representative shall have the right but not the obligation to enter the Premises for the purpose of inspecting the storage, use and disposal of Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined, in Landlord's sole opinion, that said Permitted Materials are being improperly stored, used, or disposed of, then Tenant shall immediately take such corrective action as requested by Landlord. Should Tenant fail to take such corrective action within 24 hours, Landlord shall have the right to perform such work and Tenant shall promptly reimburse Landlord for any and all costs associated with said work. If at any time during or after the term of the lease, the Premises is found to be so contaminated or subject to said conditions, Tenant shall diligently institute proper and thorough cleanup procedures at Tenant's sole cost, and Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the presence of Hazardous Substances, to the extent caused by Tenant, its agents, employees, contractors, invitees and the like. The foregoing indemnifications and the responsibilities of Tenant shall survive the termination or expiration of this Lease."

11. Insert the following language as Section 27 of the Lease:

      "RENEWAL. Provided that this lease is in full force and effect and provided that Tenant is not in default hereunder, (either at the time of the giving of notice or at the time of the commencement of the renewal term) Tenant (but no other person or entity, whether or not such person is a subtenant or assignee of Tenant) shall be entitled to renew this lease for one (1) additional term which is hereinafter referred to as "the Renewal Term") of five (5) years, commencing on the date on which (but for such renewal) the term would have expired and terminating on the fifth (5th) anniversary of such date (which anniversary shall, if this lease is so renewed, thereafter be the Termination Date for all purposes of the provisions of this lease as applicable thereafter), by and only by giving to the Landlord express, written notice of such renewal not less than two hundred seventy (270) days before the date on which the Renewal Term is to commence (in which event the Term shall automatically be deemed to have been extended by the length of the Renewal Term, and all reference to "the Term" in the provisions of this lease shall thereafter mean the Term as so extended). All terms and conditions of this lease shall continue in full force and effect, except that (i) the Monthly Base Rent during the Renewal Term shall be the greater of (a) the fair market rent ("Market Rate") for equivalent buildings in equivalent areas or (b) the rent in the last twelve
(12) months of the original term and (ii) Tenant shall have no further renewal options.

      Tenant and Landlord shall make an effort in good faith to agree on such Market Rate. Any such determination of the Market Rate shall be for the period of time during which such rent is to be in effect and not for the period of time during which rental is being determined. In the event the Landlord and Tenant are unable to agree upon the Market Rate within 30 days of Tenant's notice to Landlord to renew, Landlord and Tenant shall each promptly appoint a real estate appraiser who is a member of the American Institute of Real Estate Appraisers (or its equivalent) to assist in the determination of the Market Rate, and the two appraisers shall appoint a third appraiser who is also a member of the American Institute of Real Estate Appraisers (or its equivalent). The determination of the Market Rate by the agreement of any two of such three appraisers shall be accepted by and binding upon Landlord and Tenant as the Market Rate, which rate shall thereafter be payable until further adjustment as provided hereunder. Landlord and Tenant will use all reasonable diligence to cause their appointed appraisers to perform in good faith and in a timely manner in order to make the determination of the Market Rate on or before the date on which the Market Rate is to become effective. In the event such appraisers shall not make such determination prior to the date on which the Market Rate is to become effective, this Lease shall nevertheless continue in full force and effect until such determination is made, and the rental for such period shall be payable at the rate otherwise payable hereunder. Upon the determination by such appraisers of the Market Rate, the payment of the Market Rate shall commence on the first day of the month following the date of such determination, and in addition to such monthly installment of rental, Tenant shall pay to Landlord the increase in the rental payable hereunder, if any, applicable to the period from the date on which the Market Rate was scheduled to become effective to the payment of the first installment at the Market Rate. Landlord and Tenant shall each bear the costs and fees of their respective appraisers and shall share equally the cost of the third appraiser."

12. Insert the following language as Section 28 of the Lease:

      "Landlord, at its sole cost and expense, shall improve the Premises in accordance with the Plans and Specifications, drawings A1-A3, prepared by Robert
T. Hofmann & Associates dated February 17, 1997 which shall consist of the following:

      a) Minimum of twenty (20) dock doors (Series 426, 24 gauge sectional steel with single lite or equal) equipped with manual edge of dock plates and bumpers (MEOD 7220 or equal) and dock seals (TS183H or Equal);

      b) Metal halide light fixtures to provide 20 foot candles at floor level in a vacant warehouse;

      c) Approximately 8,000 square feet of office improvements built in accordance with the schematic shown in Exhibit B herein; and

      d)    Up to $20,000 allowance for miscellaneous warehouse electric."

13. Insert the following language as Section 29 of the Lease:

      "LIABILITY OF SHAREHOLDERS. Any obligation or liability whatsoever of the Landlord (or Lessor) which may arise at any time under this Agreement or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction or undertaking contemplated hereby shall be satisfied, if at all, out of the Landlord's (or Lessor's) interest in the Premises and the project which they form a part. No such obligations or liability shall be personally binding upon nor shall resort for the enforcement thereof be had to any other property of the Landlord (or Lessor) or the private property of any of its Trust Property Managers,

Shareholders, officers, employees or agents, regardless of whether such obligations or liability is in the nature of contract, tort or otherwise."

14. Insert the following language as Section 30 of the Lease:

      "Notwithstanding any provision of this Lease to the contrary, if this Lease is entered into on or before March 14, 1997 and that certain Purchase and Sale Agreement dated February 28, 1997 between Opus East, L.L.C. and Trammell Crow NE, Inc. ("the Purchase Agreement") is subsequently terminated due to either (i) Trammell Crow NE, Inc. not issuing the Affirmative Notice under paragraph 5.1.1. of the Purchase Agreement or (ii) the failure of any other Condition Precedent in subsection 5.3 of the Purchase Agreement to be satisfied in accordance with the terms thereof, then this Lease shall automatically terminate."

15. Insert the following language as Section 31 of the Lease:

      "Landlord and Tenant represent to each other that they have not dealt with any brokers in connection with this Lease other than CB Commercial, whose commissions shall be paid by Landlord pursuant to separate agreements. Landlord and Tenant shall indemnify and hold each other harmless against any claims for brokerage or other commissions arising by reason of a breach of the aforesaid representation and warranty."

16. Insert the following language as Section 32 of the Lease:

      "This Lease shall be governed by and construed under the laws of the State of Maryland, without reference to its conflicts of laws principles. Tenant hereby consents to jurisdiction and venue in any court in the State of Maryland."

                                    EXHIBIT A

                                 BY AND BETWEEN

                                OPUS EAST L.L.C.

                                       AND

                             MOHAWK INDUSTRIES, INC.

Lot 2-R, as shown on Administrative Plat recorded in Plat Book 190 at pages 27 and 28, being formerly part of Lot 2 and Reserved Parcel 3, PARK 100 INDUSTRIAL DEVELOPMENT, Section 1, as shown on plat recorded in Plat Book 135 at pages 47 and 48 among the land records of Anne Arundel County, Maryland, and

Lots 41, 42, 43, 44, 51, 52 and 53 Block L, as shown on Plat entitled "ARUNDEL MANOR", as recorded among the land records of Anne Arundel County, Maryland, in Plat Book 15, Page 3.

                                    [GRAPHIC]

                                    EXHIBIT B

                                 BY AND BETWEEN

                                OPUS EAST L.L.C.

                                       AND

                             MOHAWK INDUSTRIES, INC.

                                    [GRAPHIC]

                                    EXHIBIT C

                                 BY AND BETWEEN

                                 OPUS EAST LL.C.

                                       AND

                             MOHAWK INDUSTRIES, INC.

                          Current Rules and Regulations

1. The sidewalks in front of premises shall not be obstructed by the Tenant or used for any purposes other than ingress and egress from and to the Tenant's offices. Tenant shall remove promptly at its own expense, without the use of chemical, any snow or other debris from the sidewalks in front of premises. The Landlord shall in all cases retain the right to control or prevent access thereto by any person whose presence, in the Landlord's judgment, would be prejudicial to the safety, peace, character or reputation of the Building or of any tenant of the Property.

2. The toilet rooms, water closets, sinks, faucets, plumbing and other service apparatus of any kind shall not be used by the Tenant for any purpose other than those for which they were installed, and no sweepings, rubbish, rags, ashes, chemicals or other refuse or injurious substances shall be placed therein or used in connection therewith by the Tenant.

3. No skylight, window, door or transom of the Building shall be covered or obstructed by the Tenant, and no window shade, blind curtain, screen, storm window, awning or other material shall be installed or placed on any window or in any window space, except as approved in writing by the landlord. If the Landlord has installed or hereafter installs any shade, blind or curtain in the premises, the Tenant shall not remove it without first obtaining the Landlord's written consent hereto.

4. No sign, lettering, insignia, advertisement, notice or other thing shall be inscribed, painted, installed, erected or placed in any portion of the premises which may be seen from outside the Building, or on any window, window space or other part of the exterior or interior of the Building, unless first approved in writing by the Landlord. Names on suite entrances shall be provided by and only by the Landlord and at the Tenant's expense, using in each instance lettering of a design and in a form consistent with the other lettering in the Building, and first approved in writing by the Landlord. The Tenant shall not erect any stand, booth or showcase or other article or matter in or upon the premises and/or the Building without first obtaining the Landlord's written consent thereto.

5. The Tenant shall not place any additional lock upon the door within the premises or elsewhere upon the Property without Landlord's written consent, and shall surrender all keys or all such locks at the end of the Term. The Landlord shall provide the Tenant with one set of keys to the premises when the Tenant assumes possession thereof.

6. The Tenant shall not do or permit to be done anything which obstructs or interferes with the rights of any other tenant of the Property. The Tenant shall not keep anywhere within the Property any matter having an offensive odor, or any kerosene, gasoline, benzine, camphene, fuel or other explosive or highly flammable material. No bird, fish or other animal shall be brought into or kept in or about the premises.

7. If the Tenant desires to install signaling, telegraphic, telephonic, protective alarm or other wires, apparatus or devices within the premises, the Landlord shall direct where and how they are to be installed and, except as so directed, no installation, boring or cutting shall be permitted. The Landlord shall have the right (a) to prevent or interrupt the transmission of excessive, dangerous or annoying current of electricity or otherwise into or through the Building or the premises, (b) to require compliance with such reasonable rules as the Landlord may establish relating thereto, and (c) in the event of noncompliance with such requirements or rules, immediately to cut wiring or do whatever else it considers necessary to remove the danger, the number of the office to which such wire leads and the purpose for which it is used, together with the names of the Tenant or other concern, if any, operating or using it.

8. The Tenant shall have access to the premises at all reasonable times. The Landlord shall in no event be responsible for admitting or excluding any person from the premises. In case of invasion, hostile attack, insurrection, mob violence, riot, public excitement or other commotion, explosion, fire or any casualty, the Landlord shall have the right to bar or limit access to the Building to protect the safety of occupants of the Property, or any property within the Property.

9. Tenant and its employees, agents and invitees, shall observe and comply with the driving and parking signs and markers on the premises surrounding the Building.

10. The Landlord shall have the right to rescind, suspend or modify the Rules and Regulations and to promulgate such other Rules or Regulations as, in the Landlord's reasonable judgment, are from time to time needed for the safety, care maintenance, operation and cleanliness of the Building, or for the preservation of good order therein. Upon the Tenant's having been given notice of the taking of any such action, the Rules and Regulations as so rescinded, suspended, modified or promulgated shall have the same force and effect as if in effect at the time at which the Tenant's lease was entered into (except that nothing in the Rules and Regulations shall be deemed in any way to alter or impair any provision of such lease).

11. The use of any room within the Building as sleeping quarters is strictly prohibited at all times.

12. Nothing in these Rules and Regulations shall give any Tenant any right or claim against the Landlord or any other person if the Landlord does not enforce any of them against any other tenant or person (whether or not the Landlord has the right to enforce them against such tenant or person), and no such nonenforcement with respect to any tenant shall constitute a waiver of the right to enforce them as to the Tenant or any other tenant person.

             SUBORDINATION NON-DISTURBANCE AND ATTORNMENT AGREEMENT

      This Subordination, Non-Disturbance and Attornment Agreement (this "Agreement") dated March 21, 1997, is made among Mohawk Industries, Inc., a Delaware Corporation ("Tenant"), Opus East, L.L.C., a Delaware L.L.C. ("Landlord") and NationsBank, N.A., a national banking association ("Mortgagee").

      WHEREAS, Mortgagee is the owner of a promissory note (herein, as it may have been or may be from time to time renewed, extended, amended or supplemented, called the "Note") dated 10-30-96, executed by Opus East, L.L.C., (the "Borrower") payable to the order of Mortgagee in the principal face amount of $5,400,000, bearing interest and payable as therein provided, secured by, among other things, a Deed of Trust (herein, as it may have been or may be from time to time renewed, extended, amended or supplemented, called the "Mortgage"), recorded in Volume 7660. Page 411, real property records of Anne Arundel County, MD. covering, among other property, the land (the "Land") described in Exhibit "A" which is attached hereto and incorporated herein by reference, and the improvements ("Improvements") thereon (such Land and Improvements being herein together called the "Property");

      WHEREAS, Tenant is the tenant under a lease which, including all amendments and supplements thereto, is described as follows: 187,200 SQUARE FEET AT 1910 PARK 100 DRIVE (herein, as it may from time to time be renewed, extended, amended or supplemented, called the "Lease"), covering a portion of the Property (said portion being herein referred to as the "Premises"); and

      WHEREAS, the term "Landlord" as used herein means the present landlord under the Lease or, if the landlord's interest is transferred in any manner, the successor(s) or assign(s) occupying the position of landlord under the Lease at the time in question;

      THEREFORE, in consideration of the mutual agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Subordination. Tenant agrees and covenants that the Lease and the rights of Tenant thereunder, all of Tenant's right, title and interest in and to the property covered by the Lease, and any lease thereafter executed by Tenant covering any part of the Property, are and shall be subordinate and inferior to
(a) the Mortgage and the rights of Mortgagee thereunder, and all right, title and interest of Mortgagee in the Property, and (b) all other security documents now or hereafter securing payment of say indebtedness of the Landlord (or any prior landlord) to Mortgagee which cover or affect the Property (the "Security Documents"). This Agreement is not intended and shall not be construed to subordinate the Lease to any mortgage, deed of trust or other security document other than those referred to in the preceding sentence, securing the indebtedness to Mortgagee. Without limitation of any other provision hereof, Mortgagee may, at its option and without joinder or further consent of Tenant, Landlord, or anyone else, at any time after the date hereof subordinate the lien of the Mortgage (or any other lien or security interest held by Mortgagee which covers or affects the Property) to the Lease by executing an instrument which is intended for that purpose and which specifies such subordination and, in the event of any such election by Mortgagee to subordinate, Tenant will execute any documents required to evidence such subordination; provided however, notwithstanding that the Lease may by unilateral subordination by Mortgagee hereafter be made superior to the lien of the Mortgage, the provisions of the Mortgage relative to the rights of Mortgagee with respect to proceeds arising from an eminent domain taking (including a voluntary conveyance by Landlord) and/or insurance payable by reason of damage to or destruction of the Premises shall be prior and superior to and shall control over any contrary provisions in the Lease.

      2. Non-Disturbance. Mortgagee agrees that so long as the Lease is in full force and effect and Tenant is not in default in the payment of rent, additional rent, or other payments or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed (beyond the period, if any. specified in the Lease within which Tenant may cure such default),

            (a) Tenants possession of the Premises under the Lease shall not be disturbed or interfered with by Mortgagee in the exercise of any of its rights under the Mortgage, including any foreclosure or conveyance in lieu of foreclosure, and

            (b) Mortgagee will not join Tenant as a party defendant for the purpose of terminating Tenant's interest and estate under the Lease in any proceeding for foreclosure of the Mortgage.

      3. Attornment.

            (a) Tenant covenants and agrees that in the event of foreclosure of the Mortgage, whether by power of sale or by court action, or upon a transfer of the Property by conveyance in lieu of foreclosure (the purchaser at foreclosure or the transferee in lieu of foreclosure, including Mortgagee if it is such purchaser or transferee, being herein called "New Owner"), Tenant shall attorn to the New Owner as Tenants new landlord, and agrees that the Lease shall continue in full force and effect as a direct lease between Tenant and New Owner upon all of the terms, covenants, conditions and agreements set forth in the Lease and this Agreement, except for provisions which are impossible for Mortgagee to perform; provided, however, that in no event shall the New Owner be:

                  (i) liable for any act, omission, default, misrepresentation, or breach of warranty, of any previous landlord (including Landlord) or obligations accruing prior to New Owner's actual ownership of the property;

                  (ii) subject to any offset, defense, claim or counterclaim which Tenant might be entitled to assert against any previous landlord (including Landlord);


SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

                  (iii) bound by any payment of rent, additional rent or other payments, made by Tenant to any previous landlord (including Landlord) for more than one (1) month in advance;

                  (iv) bound by any amendment, or modification of the Lease
            hereafter made, or consent by any previous landlord (including Landlord) under the Lease to any assignment or sublease hereafter granted, without the written consent of Mortgagee; or

                  (v) liable for any deposit that Tenant may have given to any previous landlord (including Landlord) which has nor, as such, been transferred to New Owner.

            (b) The provisions of this Agreement regarding attornment by Tenant shall be self-operative and effective without the necessity of execution of any new lease or other document on the part of any party hereto or the respective heirs, legal representatives, successors or assigns of any such party. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, any instrument or certificate which, in the reasonable judgement of Landlord or of such holder(s), may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment, including, if requested, a new lease of the Premises on the same terms and conditions as the Lease for the then unexpired term of the Lease.

      4. Estoppel Certificate. Tenant agrees to execute and deliver from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, a certificate regarding the status of the Lease, consisting of statements, if true (or if not, specifying why not), (a) that the Lease is in full force and effect, (b) the date through which rentals have been paid, (c) the date of the commencement of the term of the Lease, (d) the nature of any amendments or modifications of the Lease, (e) that no default, or state of facts which with the passage of time or notice (or both) would constitute a default, exists under the Lease, and (f) such other matters as may be reasonably requested.

      5. Acknowledgement and Agreement by Tenant. Tenant acknowledges and agrees as follows:

            (a) Tenant acknowledges that Landlord will execute and deliver to Mortgagee in connection with the financing of the Property an Assignment of Leases and Rents assigning absolutely the rent and all other sums due under the Lease. Tenant hereby expressly consents to such absolute assignment and agrees that such assignment shall, in all respects, be superior to any interest Tenant has in the Lease or the Property, subject to the provisions of this Agreement. Tenant will not amend, alter, terminate, or waive any provision of, or consent to the amendment, alteration, termination or waiver of any provision of the Lease without the prior written consent of Mortgagee, and no termination of the Lease, whether pursuant to the terms of the Lease or otherwise, will be effective without the prior written consent of Mortgagee. Tenant shall not prepay any rents or other sums due under the lease for more than one (1) month in advance of the due date therefor. Tenant acknowledges that Mortgagee will rely upon this instrument in connection with such financing.

            (b) Mortgagee, in making any disbursements to Landlord, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements, and such proceeds may be used by Landlord for purposes other than improvement of the Property.

            (c) From and after the date hereof, in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction, Tenant will not exercise any such right (i) until it has given written notice of such act or omission to the Mortgagee; and
      (ii) until the same period of time as is given to Landlord under the Lease to cure such act or omission shall have elapsed following such giving of notice to Mortgagee and following the time when Mortgagee shall have become entitled under the Mortgage to remedy the same, but in any event 30 days after receipt of such notice or such longer period of time as may be necessary to cure or remedy such default, act, or omission including such period of time necessary to obtain possession of the Property and thereafter cure such default, act, or omission, during which period of time Mortgagee shall be permitted to cure or remedy such default, act, or omission; provided, however, that Mortgagee shall have no duty or obligation to cure or remedy any breach or default. It is specifically agreed that Tenant stall not, as to Mortgagee, require cure of any such default which is personal to Landlord and therefore not susceptible to cure by Mortgagee.

            (d) In the event that Mortgagee notifies Tenant of a default under the Mortgage, Note, or Security Documents and demands that Tenant pay its rent and all other sums due under the Lease directly to Mortgagee, Tenant shall honor such demand and pay the full amount of its rent and all other sums due under the Lease directly to Mortgagee or as otherwise required pursuant to such notice beginning with the payment next due after such notice of default, without inquiry as to whether a default actually exists under the Mortgage, Security Documents or otherwise in connection with the Note, and notwithstanding any contrary instructions of or demands from Landlord.

            (e) Tenant shall send a copy of any notice or statement under the Lease to Mortgagee at the same time such notice or statement is sent to Landlord.

            (f) Tenant has no right or option of any nature whatsoever, whether pursuant to the Lease or otherwise, to purchase the Premises or the Property, or any portion thereof or any interest therein, and to the extent that Tenant has had, or hereafter acquires, any such right or option, same is hereby acknowledged to be subject and subordinate to the Mortgage and is hereby waived and released as against Mortgagee.

            (g) This Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement and Tenant waives any requirement to the contrary in the Lease.


SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

            (h) Mortgagee and any New Owner shall have no liability to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property, including, but not limited to, any provisions relating to exclusive or non-conforming uses or rights, renewal options and options to expand, and in the event of such a conflict, Tenant shall have no right to cancel the Lease or take any other remedial action against Mortgagee or New Owner, or against any other party for which Mortgagee or any New Owner would be liable.

            (i) Mortgagee and any New Owner shall have no obligation nor incur any liability with respect to the erection or completion of the improvements in which the Premises are located or for completion of the Premises or any improvements for Tenant's use and occupancy, either at the commencement of the term of the Lease or upon any renewal or extension thereof or upon the addition of additional space, pursuant to any expansion rights contained in the Lease.

            (j) Mortgagee and any New Owner shall have no obligation nor incur any liability with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including, without limitation, any warranties respecting use, compliance with zoning, Landlord's title, Landlord's authority, habitability, fitness for purpose or possession.

            (k) In the event that Mortgagee or any New Owner shall acquire title to the Premises or the Property, Mortgagee or such New Owner shall have no obligation, nor incur any liability, beyond Mortgagee's or New Owners then equity interest, if any, in the Property or the Premises, and Tenant shall look exclusively to such equity interest of Mortgagee or New Owner, if any, for the payment and discharge of any obligations imposed upon Mortgagee or New Owner hereunder or under the Lease or for recovery of any judgment from Mortgagee, or New Owner, and in no event shall Mortgagee, New Owner, nor any of their respective officers, directors, shareholders, agents, representatives, servants, employees or partners ever be personally liable for such judgement.

            (l) Nothing heroin contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Landlord under the Lease in the event of any default by Tenant in the payment of rent and/or any other sums due under the Lease or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed.

            (m) Landlord has not agreed to any abatement of rent or other sums or period of "free rent" for the Premises unless same is specifically provided in the Lease, and Tenant agrees that in the event Mortgagee, or any New Owner becomes the owner of the Property, no agreement for abatement of rent or any other sum not specifically provided in the Lease will be binding on Mortgagee or New Owner.

            (n) Tenant has never permitted, and will not permit, the generation, treatment, storage or disposal of any hazardous substance as defined under federal, state, or local law, on the Premises or Property except for such substances of a type and only in a quantity normally used in connection with the occupancy or operation of buildings (such as non-flammable cleaning fluids and supplies normally used in the day to day operation of first class industrial building, which substances are being held, stored, and used in strict compliance with federal, state, and local laws. Tenant shall be solely responsible for and shall reimburse Landlord for any loss, liability, claim or expense, including without limitation, cleanup and all other expenses, that Landlord may incur by reason of Tenant's violation of the requirements of this Paragraph 5(n).

      6. Acknowledgement and Agreement by Landlord. Landlord, as landlord under the Lease and grantor under the Mortgage, acknowledges and agrees for itself and its heirs, representatives, successors and assigns, that: (a) this Agreement does not constitute a waiver by Mortgagee of any of its rights under the Mortgage, Note, or Security Documents, or in any way release Landlord from its obligations to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Mortgage, Note, and Security Documents; (b) the provisions of the Mortgage, Note, or Security Documents remain in full force and effect and must be complied with by Landlord; and (c) Tenant is hereby authorized to pay its rent authorized and all other sums due under the Lease directly to Mortgagee upon receipt of a notice as set forth in paragraph 5(d) above from Mortgagee and that Tenant is not obligated to inquire as to whether a default actually exists under the Mortgage, Security Documents or otherwise in connection with the Note. Landlord hereby releases and discharges Tenant of and from any liability to Landlord resulting from Tenant's payment to Mortgagee in accordance with this Agreement. Landlord represents and warrants to Mortgagee that a true and complete copy of the Lease has been delivered by Landlord to Mortgagee.

      7. Lease Status. Landlord and Tenant certify to Mortgagee that neither Landlord nor Tenant has knowledge of any default on the part of the other under the Lease, that the Lease is bona fide and contains all of the agreements of the parties thereto with respect to the letting of the Premises and that all of the agreements and provisions therein contained are in full force and effect.

      8. Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telegram, telex, or facsimile, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Agreement (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Paragraph 8 shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Agreement or in the lease or in any document evidencing, securing or pertaining to the loan evidenced by the Note or to require giving of notice or demand to or upon any person in any situation or for any reason.


SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

      9. Miscellaneous.

            (a) This Agreement supersedes any inconsistent provision of the Lease.

            (b) Nothing contained in this Agreement shall be construed to derogate from or in any way impair or affect the lien, security interest or provisions of the Mortgage, Note, or Security Documents.

            (c) This Agreement shall inure to the benefit of the parties hereto, their respective successors and permitted assigns, and any New Owner, and its heirs, personal representatives, successors and assigns; provided, however, that in the event of the assignment or transfer of the interest of Mortgagee, all obligations and liabilities of the assigning Mortgagee under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Mortgagee's interest is assigned or transferred; and provided further that the interest of Tenant under this Agreement may not be assigned or transferred without the prior written consent of Mortgagee.

            (4) THIS AGREEMENT AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND AND APPLICABLE UNITED STATES FEDERAL LAW EXCEPT ONLY TO THE EXTENT, IF ANY THAT THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED NECESSARILY CONTROL.

            (e) The words "herein", "hereof", "hereunder" and other similar compounds of the word "here" as used in this Agreement refer to this entire Agreement and not to any particular section or provision.

            (f) This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

            (g) If any provision of the Agreement shall be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not apply to or affect any other provision hereof, but this Agreement shall be construed as if such invalidity, illegality, or unenforceability did not exist.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


ADDRESS OF MORTGAGEE:                   MORTGAGE:

10 Light Street                         NATIONSBANK, N.A.
Baltimore, Maryland 21202
Real Estate Finance Group               By: /s/ Mindy Fang
Attention: Mindy Fang                       ------------------------------------
                                        Name:  Mindy Fang
                                        Title: Vice President


ADDRESS OF TENANT:                      TENANT:

1910 PARK 100 DRIVE                     MOHAWK INDUSTRIES, INC.
GLEN BURNIE, MARYLAND 21061
Attention: LARRY MORRIS                 By: /s/ S.H. Sharpe
                                            ------------------------------------
                                        Name:  S.H. Sharpe
                                        Title: Exec. V.P.


ADDRESS OF LANDLORD:                    LANDLORD:

c/o Opus East, L.L.C.                   Opus East, L.L.C.
6707 Democracy Boulevard
 Suite 510                              By: /s/ Joseph J. Rauenhorst
Bethesda, Maryland 20817                    ------------------------------------
Attention:  Joseph J. Rauenhorst        Name:  Joseph J. Rauenhorst
                                        Title: PRESIDENT


SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

                              GUARANTOR'S CONSENT

      _________________, guarantor of the Lease, signs below to express its consent to the foregoing Agreement and its agreement that its guaranty of the Lease is and shall remain in full force and effect.

                                          --------------------------------------

                                          By:
                                              ----------------------------------
                                          Title:
                                                 -------------------------------

STATE OF MARYLAND

CITY OF BALTIMORE

      This instrument was acknowledged before on March 21st, 1997, by Mindy Fang of NationsBank, a national banking association, on behalf of said association.


                                          /s/ Marcia L. Simpson
                                          --------------------------------------
                                          Notary Public, State of Maryland

My Commission Expires:

Aug. 3, 1998                              Marcia L. Simpson
                                          --------------------------------------
                                          Printed Name of Notary Public

STATE OF GEORGIA

CITY OF WHITFIELD

      This instrument was acknowledged before me on MARCH 14, 1997 by S.H. Sharpe of [Tenant] Executive Vice President, on behalf of said MOHAWK INDUSTR.


                                          /s/ Cheryl W. Lindsey
                                          --------------------------------------
                                          Notary Public, State of GEORGIA

My Commission Expires:

Notary Public, Whitfield County, Georgia
My Commission Expires January 19, 1998

                                          Cheryl W. Lindsey
                                          --------------------------------------
                                          Printed Name of Notary Public

STATE OF MARYLAND

CITY OF MONTGOMERY

      This instrument was acknowledged before me on THE 19TH OF MARCH, 1997, by JOSEPH J. RAUENHORST of [Landlord] President, a _____________ on behalf of said OPUS EAST, L.L.C.


                                          /s/ Diane B. Defibaugh
                                          --------------------------------------
                                          Notary Public, State of Maryland

My Commission Expires:

October 25, 1999

                                          Diane B. Defibaugh
                                          --------------------------------------
                                          Printed Name of Notary Public


SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
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

                                  EXHIBIT "A"

                         LEGAL DESCRIPTION OF THE LAND

Lot 2-R, as shown on Administrative Plat recorded in Plat Book 190 at pages 27 and 28, being formerly part of Lot 2 and Reserved Parcel 3, PARK 100 INDUSTRIAL DEVELOPMENT, Section 1, as shown on plat recorded in Plat Book 135 at pages 47 and 48 among the land records of Anne Arundel County, Maryland, and

Lots 41, 42, 43, 44, 51, 52 and 53 Block L, as shown on Plat entitled "ARUNDEL MANOR", as recorded among the land records of Anne Arundel County, Maryland, in Plat Book 15, Page 3.


SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
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

STATE OF _______      ss.
                      ss.
COUNTY OF ______      ss.

      This instrument was acknowledged before me on ____________, 19__, by __________________________ of [Guarantor]____________, a ______________________,
on behalf of said _____________.


                                          ______________________________________
                                          Notary Public, State of ______________

My Commission Expires:

______________________


                                          ______________________________________
                                          Printed Name of Notary Public


SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
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